                                                                    EXHIBIT 10.1




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                               PURCHASE AGREEMENT


                            dated as of July 7, 2005

                                    between

                     BANK OF AMERICA, NATIONAL ASSOCIATION


                                      and

                            BAS SECURITIZATION LLC,
                                  as Purchaser



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

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I             DEFINITIONS AND USAGE......................................................................1

         SECTION 1.1           Definitions.......................................................................1
         SECTION 1.2           Other Interpretive Provisions.....................................................1

ARTICLE II            PURCHASE...................................................................................2

         SECTION 2.1           Agreement to Sell and Contribute on the Closing Date..............................2
         SECTION 2.2           Consideration and Payment.........................................................2

ARTICLE III           REPRESENTATIONS, WARRANTIES AND COVENANTS..................................................2

         SECTION 3.1           Representations and Warranties of BANA............................................2
         SECTION 3.2           Representations and Warranties of BANA as to each Receivable......................4
         SECTION 3.3           Repurchase upon Breach............................................................4
         SECTION 3.4           Protection of Title...............................................................4
         SECTION 3.5           Other Liens or Interests..........................................................5
         SECTION 3.6           Perfection Representations, Warranties and Covenants..............................5

ARTICLE IV            MISCELLANEOUS..............................................................................5

         SECTION 4.1           Transfers Intended as Sale; Security Interest.....................................5
         SECTION 4.2           Notices, Etc......................................................................6
         SECTION 4.3           Choice of Law.....................................................................7
         SECTION 4.4           Headings..........................................................................7
         SECTION 4.5           Counterparts......................................................................7
         SECTION 4.6           Amendment.........................................................................7
         SECTION 4.7           Waivers...........................................................................8
         SECTION 4.8           Entire Agreement..................................................................8
         SECTION 4.9           Severability of Provisions........................................................8
         SECTION 4.10          Binding Effect....................................................................8
         SECTION 4.11          Acknowledgment and Agreement......................................................9
         SECTION 4.12          Cumulative Remedies...............................................................9
         SECTION 4.13          Nonpetition Covenant..............................................................9
         SECTION 4.14          Submission to Jurisdiction........................................................9
         SECTION 4.15          Third-Party Beneficiaries........................................................10

SCHEDULE I         Perfection Representations, Warranties and Covenants

EXHIBIT A          Form of Assignment

                                                   Purchase Agreement (2005-WF1)

     THIS PURCHASE AGREEMENT is made and entered into as of July 7, 2005 (as amended from time to time, this "Agreement") by BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("BANA"), and BAS SECURITIZATION LLC, a Delaware limited liability company (the "Purchaser").

                                   WITNESSETH:

     WHEREAS, the Purchaser desires to purchase from BANA a portfolio of motor vehicle receivables, including motor vehicle retail installment loans that are secured by new and used automobiles, light-duty trucks and motorcycles; and

     WHEREAS, BANA is willing to sell such portfolio of motor vehicle receivables and related property to the Purchaser on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

     SECTION 1.1 Definitions. Except as otherwise defined herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale Agreement") between Banc of America Securities Auto Trust 2005-WF1 and the Purchaser, as Seller which also contains rules as to usage that are applicable herein. As used herein, "Purchased Assets" has the meaning specified in Section 2.1.

     SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.



                                                   Purchase Agreement (2005-WF1)

                                   ARTICLE II

                                    PURCHASE

     SECTION 2.1 Agreement to Sell and Contribute on the Closing Date. On the terms and subject to the conditions set forth in this Agreement, BANA does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser without recourse (subject to the obligations herein) on the Closing Date all of its right, title and interest in, to and under the following property and identified in an Assignment substantially in the form of Exhibit A delivered on the Closing Date (collectively, the "Purchased Assets"):

               (i) the Receivables listed on the Schedule of Receivables and all monies received thereon, on and after the Cut-Off Date;

               (ii) the Related Security;

               (iii) the Receivable Files;

               (iv) all of BANA's rights in the Originator Purchase Agreement and the Servicing Agreement; and

               (v) any proceeds of the property described above.

The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of BANA or any Originator to the Obligors or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

     SECTION 2.2 Consideration and Payment. In consideration of the sale of the Purchased Assets sold to the Purchaser on the Closing Date, the Purchaser shall pay to BANA on such date an amount equal to the estimated fair market value of the Purchased Assets on the Closing Date.

                                  ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     SECTION 3.1 Representations and Warranties of BANA. BANA makes the following representations and warranties as of the Closing Date on which the Purchaser will be deemed to have relied in acquiring the Purchased Assets. The representations and warranties will survive the conveyance of the Purchased Assets to the Purchaser, the conveyance of the Purchased Assets to the Issuer pursuant to the Sale Agreement and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

     (a) Existence and Power. BANA is a national banking association validly existing and in good standing under the laws of the United States and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it



                                      -2-
                                                   Purchase Agreement (2005-WF1)
is a party or affect the enforceability or collectibility of the Receivables or any other part of the Purchased Assets. BANA has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of BANA to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Purchased Assets.

     (b) Authorization and No Contravention. The execution, delivery and performance by BANA of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of BANA and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement or instrument to which BANA is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or BANA's ability to perform its obligations under, the Transaction Documents).

     (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by BANA of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Purchased Assets or would not materially and adversely affect the ability of BANA to perform its obligations under the Transaction Documents.

     (d) Binding Effect. Each Transaction Document to which BANA is a party constitutes the legal, valid and binding obligation of BANA enforceable against BANA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

     (e) No Proceedings. There are no actions, orders, suits or proceedings pending or, to the knowledge of BANA, threatened against BANA before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by BANA of its obligations under this Agreement or any of the other Transaction Documents or have a material adverse effect on the Noteholders or
(iv) relating to BANA that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

     (f) Lien Filings. BANA is not aware of any material judgment, ERISA or tax lien filings against BANA.




                                      -3-
                                                   Purchase Agreement (2005-WF1)

     SECTION 3.2 Representations and Warranties of BANA as to each Receivable. On the date hereof, with respect to the Transferred Receivables BANA hereby makes the representations and warranties set forth on Schedule I to the Sale Agreement to the Purchaser as to the Receivables sold, transferred, assigned and otherwise conveyed to the Purchaser under this Agreement on which such representations and warranties the Purchaser relies in acquiring the Receivables. Such representations and warranties shall survive the sale of the Receivables to the Issuer under the Sale Agreement, and the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, BANA shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor.

     SECTION 3.3 Repurchase upon Breach. Upon discovery by or notice to the Purchaser or BANA of a breach of any of the representations and warranties described in Section 3.2 which materially and adversely affects the interests of the Issuer or the Noteholders, the party discovering such breach or receiving such notice shall give prompt written notice thereof to the other party hereto and to the Originator; provided, that the failure to give such notice shall not affect any obligation of BANA hereunder. If the breach materially and adversely affects the interests of the Issuer or the Noteholders in such Receivable, then BANA shall either (a) correct or cure such breach or (b) purchase such Receivable from the holder thereof, in either case on or before the Payment Date following the end of the Collection Period which includes the 60th day after the date BANA and the Originator became aware or was notified of such breach. Any such purchase by BANA shall be at a price equal to the Repurchase Price. In consideration for such repurchase, BANA shall make (or shall cause to be made) a payment to the Purchaser equal to the Repurchase Price by depositing (or causing to be deposited) such amount into the Collection Account prior to 4:00 p.m., New York City time on the Business Day immediately preceding such Payment Date. Upon payment of such Repurchase Price by BANA, the Purchaser shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as may be reasonably requested by BANA to evidence such release, transfer or assignment or more effectively vest in BANA or its designee any Receivable and related Purchased Assets repurchased pursuant to this Section 3.3. It is understood and agreed that the obligation of BANA to purchase any Receivable as described above shall constitute the sole remedy respecting such breach available to the Purchaser.

     SECTION 3.4 Protection of Title.

     (a) BANA shall authorize and file such financing statements and cause to be authorized and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser under this Agreement in the Receivables (other than any Related Security with respect thereto, to the extent that the interest of the Purchaser therein cannot be perfected by the filing of a financing statement). BANA shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) BANA shall not change its name, identity, corporate structure or jurisdiction of organization in any manner that would make any financing statement or continuation statement filed by BANA in accordance with paragraph
(a) above "seriously misleading" within the




                                      -4-
                                                   Purchase Agreement (2005-WF1)
meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Purchaser at least five days' prior written notice thereof and, to the extent necessary, shall have promptly filed amendments to previously filed financing statements or continuation statements described in paragraph (a) above or filed new financing statements, as applicable.

     (c) BANA shall give the Purchaser at least five days' prior written notice of any change of location of BANA for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary or advisable in the opinion of the Purchaser to amend all previously filed financing statements or continuation statements described in paragraph (a) above or to file new financing statements, as applicable.

     (d) BANA shall maintain its computer systems so that, from time to time after the conveyance under this Agreement of the Receivables, any master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser (or any subsequent assignee of the Purchaser) in such Receivable and that such Receivable is owned by such Person.

     (e) If at any time BANA shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, BANA shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser (or any subsequent assignee of the Purchaser).

     SECTION 3.5 Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, BANA shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Purchaser to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and BANA shall defend the right, title and interest of the Purchaser in, to and under such Receivables or other property transferred to the Purchaser against all claims of third parties claiming through or under BANA.

     SECTION 3.6 Perfection Representations, Warranties and Covenants. BANA hereby makes the perfection representations, warranties and covenants attached hereto as Schedule I to the Purchaser and the Purchaser shall be deemed to have relied on such representations, warranties and covenants in acquiring the Purchased Assets.

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.1 Transfers Intended as Sale; Security Interest.

     (a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales and transfers rather than pledges or assignments of only a security interest and shall be given effect as such for




                                      -5-
                                                   Purchase Agreement (2005-WF1)
all purposes. It is further the intention of the parties hereto that the Receivables and related Purchased Assets shall not be treated as property of BANA by the FDIC or other governmental authority acting as conservator or receiver of BANA in a conservatorship, receivership, insolvency or other similar proceeding in respect of BANA under the Federal Deposit Insurance Act, 12 U.S.C.
Section 1811 et seq or other applicable law. The sales and transfers by BANA of the Receivables and related Purchased Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, BANA, except as otherwise specifically provided herein. The limited rights of recourse specified herein against BANA are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

     (b) Notwithstanding the foregoing, in the event that the Receivables and other Purchased Assets are held to be property of BANA, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Purchased Assets, then it is intended that:

          (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

          (ii) The conveyance provided for in Section 2.1 shall be deemed to be a grant by BANA of, and BANA hereby grants to the Purchaser, a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Purchased Assets, to secure such indebtedness and the performance of the obligations of BANA hereunder;

          (iii) The possession by the Purchaser or its agent of the Receivables Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

          (iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law.

     SECTION 4.2 Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile, and addressed in each case as specified on Schedule II to the Sale Agreement or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices




                                      -6-
                                                   Purchase Agreement (2005-WF1)
located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

     SECTION 4.3 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY LAW ALL OTHER CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 4.4 Headings. The section headings hereof have been inserted for convenience only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     SECTION 4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 4.6 Amendment.

     (a) Any term or provision of this Agreement may be amended by BANA and the Purchaser with prior notice to each Rating Agency but without the consent of the Indenture Trustee, any Noteholder, the Issuer or the Owner Trustee; provided that such amendment shall not, as evidenced by an Officer's Certificate of the Depositor delivered to the Indenture Trustee materially and adversely affect the interests of any Noteholder; provided, further, that any amendment entered into pursuant to this Section 4.6(a) shall not significantly change the permitted activities of the Issuer.

     (b) Any term or provision of this Agreement may be amended by BANA and the Purchaser with prior notice to each Rating Agency but without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Seller, the Depositor or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; provided that such amendment shall not, as evidenced by an Officer's Certificate of the Depositor delivered to the Indenture Trustee materially and adversely affect the interests of any Noteholder; provided, further, that the Rating Agency Condition with respect to Standard & Poor's shall have been satisfied; provided, further, that any amendment entered into pursuant to this Section 4.6(b) shall not significantly change the permitted activities of the Issuer.

     (c) This Agreement may also be amended from time to time by BANA and the Purchaser, with prior notice to each Rating Agency and with the consent of the Holders of Notes evidencing not less than a majority of the Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be




                                      -7-
                                                   Purchase Agreement (2005-WF1)
necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

     (d) Prior to the execution of any such amendment, BANA shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, BANA shall furnish a copy of such amendment or consent to each Rating Agency and the Indenture Trustee.

     (e) Prior to the execution of any amendment to this Agreement, the Purchaser, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement.

     SECTION 4.7 Waivers. No failure or delay on the part of the Purchaser, BANA, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Purchaser or BANA in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 4.8 Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

     SECTION 4.9 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 4.10 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in




                                      -8-
                                                   Purchase Agreement (2005-WF1)
accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

     SECTION 4.11 Acknowledgment and Agreement. By execution below, BANA expressly acknowledges and consents to the sale of the Purchased Assets and the assignment of all rights and obligations of BANA related thereto by the Purchaser to the Issuer pursuant to the Sale Agreement and the pledge, assignment and grant of a security interest in the Receivables and the other Purchased Assets by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders. In addition, BANA hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Purchaser under this Agreement.

     SECTION 4.12 Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 4.13 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party hereto shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction; provided, that, notwithstanding the foregoing, a Bankruptcy Remote Party shall not be prohibited from filing a voluntary bankruptcy petition to the extent such Bankruptcy Remote Party obtains the necessary vote for filing a voluntary bankruptcy petition as required by the organizational documents of such Bankruptcy Remote Party. This Section shall survive the termination of this Agreement.

     SECTION 4.14 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding




                                      -9-
                                                   Purchase Agreement (2005-WF1)
in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.2; and

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     SECTION 4.15 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the Noteholders and their respective successors and permitted assigns and each of the Issuer and the Indenture Trustee shall be an express third-party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.


                  [Remainder of Page Intentionally Left Blank]




                                      -10-
                                                   Purchase Agreement (2005-WF1)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                           BANK OF AMERICA, NATIONAL ASSOCIATION



                                           By:  /s/ DANIEL B. GOODWIN
                                           Name: Daniel B. Goodwin
                                           Title: Managing Director




                                       S-1
                                                   Purchase Agreement (2005-WF1)

                                           BAS SECURITIZATION LLC



                                           By: /s/ JAMES G. MACKEY
                                           Name: James G. Mackey
                                           Title:  Principal Financial Officer



                                       S-2
                                                   Purchase Agreement (2005-WF1)

                                    EXHIBIT A

                                     FORM OF
                    ASSIGNMENT PURSUANT TO PURCHASE AGREEMENT

                                  JULY 7, 2005


     For value received, in accordance with the Purchase Agreement dated as of July 7, 2005, between Bank of America, National Association, a national banking association ("BANA"), and BAS Securitization LLC, a Delaware limited liability company (the "Purchaser") (the "Agreement"), on the terms and subject to the conditions set forth in the Agreement, BANA does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser on the date hereof without recourse (subject to the obligations in the Agreement), all right, title and interest of BANA, whether now owned or hereafter acquired, in, to and under the following property, which sale shall be effective as of the Cut-Off Date:

          (i) the Receivables listed on the Schedule of Receivables and all monies received thereon, on and after the Cut-Off Date;

          (ii) the Related Security;

          (iii) the Receivable Files;

          (iv) all of BANA's rights in the Originator Purchase Agreement and the Servicing Agreement; and

          (v) any proceeds of the property described above.

         The foregoing sale does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of BANA or the Originator to the Obligors, insurers or any other Person in connection with the Receivables, or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

         This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.


                  [Remainder of page intentionally left blank]





                                       A-1
                                                   Purchase Agreement (2005-WF1)

         IN WITNESS HEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

                                           BANK OF AMERICA, NATIONAL ASSOCIATION



                                           By:
                                              ---------------------------------
                                           Name:
                                           Title:


                                       A-2
                                                   Purchase Agreement (2005-WF1)

                                   SCHEDULE I

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

         In addition to the representations, warranties and covenants contained in the Purchase Agreement, BANA hereby represents, warrants, and covenants to the Purchaser as follows on the Closing Date:

                                     GENERAL

     1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Purchased Assets in favor of the Purchaser, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from BANA.

     2. The Receivables constitute "chattel paper" (including "electronic chattel paper" or "tangible chattel paper"), "accounts," "instruments" or "general intangibles," within the meaning of the UCC.

     3. Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Originator or BANA, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Originator or BANA, as secured party.

                                    CREATION

     4. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by BANA to the Purchaser, BANA owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Purchaser, the Purchaser will have good and marketable title to such Receivable free and clear of any Lien.

     5. The related Originator has received all consents and approvals to the sale of the Receivables hereunder to the Purchaser required by the terms of the Receivables that constitute instruments.

                                   PERFECTION

     6. BANA has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from BANA to the Purchaser, and the security interest in the Receivables granted to the Purchaser hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party".



                                       -1-
                                                   Purchase Agreement (2005-WF1)

     7. With respect to Receivables that constitute an instrument or tangible chattel paper, either:

        (i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or

        (ii) Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer (in its capacity as custodian) is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or

        (iii) The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee.

                                    PRIORITY

     8. BANA has not authorized the filing of, and is not aware of, any financing statements against BANA that include a description of collateral covering the Receivables other than any financing statement (i) relating to the security interest granted to the Purchaser hereunder or (ii) that has been terminated.

     9. BANA is not aware of any material judgment, ERISA or tax lien filings against BANA.

     10. Neither BANA nor a custodian holding any Receivable that is electronic chattel paper has communicated an authoritative copy of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.

     11. None of the instruments, tangible chattel paper or electronic chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Purchaser, the Issuer or the Indenture Trustee.

                     SURVIVAL OF PERFECTION REPRESENTATIONS

     12. Notwithstanding any other provision of the Purchase Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule I shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.

                                    NO WAIVER

     13. The parties to the Purchase Agreement shall provide the Rating Agencies with prompt written notice of any breach of the perfection representations, warranties and covenants contained in this Schedule I, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.


                                       -2-
                                                   Purchase Agreement (2005-WF1)